UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2025

FALCON’S BEYOND GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41833

92-0261853

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1768 Park Center Drive

Orlando, FL 32835

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (407) 909-9350

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which Registered
Class A common stock, par value $0.0001 per share	FBYD	The Nasdaq Stock Market LLC

Warrants exchangeable for 0.25 shares of Class A common stock on October 6, 2028	FBYDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 30, 2025, Falcon’s Beyond Global, Inc. (the “Company”), through its Producciones de Parques, S.L. (“PDP”) joint venture with Meliá Hotels International, S.A. (“Melia”), completed the sale of the Sol Tenerife Hotel to Melia and its other third-party joint venture partner. The transaction was structured as a sale of all of the shares of Tertian XXI, S.L., a wholly-owned subsidiary of PDP which owns the real estate assets comprising the resort hotel. The purchasers paid an aggregate of €70,823,684, representing the estimated purchase price for the shares of Tertian XXI, S.L., which purchase price is subject to adjustment based on the difference between estimated working capital, debt, and deferred taxes and final working capital, debt, and deferred taxes calculated following the closing. Pursuant to the terms of the PDP joint venture, the Company will receive approximately €21,000,000 in the transaction, subject to post-closing adjustments.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this Current Report, words such as “will” similar expressions identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those expressed in or implied by the forward-looking statements, including the actual amount of post-closing adjustments to the purchase price, the calculation of the Company’s portion of the purchase price, and the timing of the Company’s receipt of its portion of the purchase price, along with the other risks disclosed under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, and the Company’s other filings with the Securities and Exchange Commission. The forward-looking statements herein speak only as of the date of this Current Report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 04, 2025	FALCON’S BEYOND GLOBAL, INC.

	By:	/s/ Bruce A. Brown
	Name:	Bruce A. Brown
	Title:	Chief Legal Officer and Corporate Secretary